UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 10, 2004

The First Years Inc.

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts

(State or Other Jurisdiction of Incorporation)

0-7024	04-2149581
(Commission File Number)	(IRS Employer Identification No.)

One Kiddie Drive Avon, Massachusetts	02322-1171
(Address of Principal Executive Offices)	(Zip Code)

(508) 588-1220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On September 10, 2004, The First Years Inc. issued a press release to announce it had reached an agreement in principle to settle the stockholder litigation related to its proposed merger with RC2 Corporation. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1*	Press Release issued by The First Years Inc. on September 10, 2004

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST YEARS INC.
Date: September 10, 2004
	By:	/s/ John R. Beals
	Name:	John R. Beals
	Title:	Senior Vice President – Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release issued by The First Years Inc. on September 10, 2004

*	This exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.